SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 15, 2006

Wells Real Estate Fund IV, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-20103	58-1915128
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01. Disposition of Assets

Disposition of 10407 Centurion Parkway North

On May 15, 2006, two Wells-affiliated joint ventures, including Fund IV and Fund V Associates (“Fund IV-V Associates”), a joint venture between Wells Real Estate Fund IV, L.P. (the “Registrant”) and Wells Real Estate Fund V, L.P., sold two properties, including an office building containing approximately 87,600 rentable square feet located in Jacksonville, Florida (“10407 Centurion Parkway North”), for an aggregate gross sales price of $24,000,000, excluding closing costs, to Parkway Properties Office Fund, L.P., an unaffiliated third party. Approximately $10,622,000 of the gross sales price is attributable to 10407 Centurion Parkway North.

The Registrant holds an equity interest of approximately 37.7% in Fund IV-V Associates. The net sale proceeds and expected gain allocable to the Registrant as a result of the sale of 10407 Centurion Parkway North were approximately $3,911,000 and $759,000, respectively, and may be adjusted as additional information becomes available in subsequent periods.

Item 9.01. Financial Statements and Exhibits

(b)	Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of December 31, 2005	F-2

Pro Forma Statement of Operations for the year ended December 31, 2005	F-3

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND IV, L.P. (Registrant)

By:	WELLS PARTNERS, L.P. General Partner

	By:	Wells Capital, Inc. General Partner

		By:	/s/ Leo F. Wells, III Leo F. Wells, III President

Date: May 19, 2006

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WELLS REAL ESTATE FUND IV, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund IV, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2005.

The following unaudited pro forma balance sheet as of December 31, 2005 has been prepared to give effect to the May 15, 2006 sale of 10407 Centurion Parkway North by Fund IV and Fund V Associates (“Fund IV-V Associates”), a joint venture between the Registrant and Wells Real Estate Fund V, L.P., as if the disposition and distribution of net sale proceeds therefrom had occurred on December 31, 2005. The Registrant holds an equity interest of approximately 37.7% in Fund IV-V Associates, which owned 100% of 10407 Centurion Parkway North.

The following unaudited pro forma statement of operations for the year ended December 31, 2005 has been prepared to give effect to the sales of 4400 Cox Road and 10407 Centurion Parkway North as if the dispositions had occurred on January 1, 2005. Fund III and Fund IV Associates sold 4400 Cox Road on June 21, 2005. The Registrant holds an equity interest of approximately 42.8% in Fund III and Fund IV Associates, a joint venture between Wells Real Estate Fund III, L.P. and the Registrant. This pro forma statement of operations does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sales of 4400 Cox Road or 10407 Centurion Parkway North if the transactions had occurred on January 1, 2005.

These unaudited pro forma financial statements are prepared for informational purposes only. This unaudited pro forma statement of operations is not necessarily indicative of future results or of actual results that would have been achieved if the dispositions of 4400 Cox Road and 10407 Centurion Parkway North had been consummated as of January 1, 2005.

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WELLS REAL ESTATE FUND IV, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

DECEMBER 31, 2005

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$3,297,140	$(3,222,041	)(b)	$75,099
Cash and cash equivalents	629,547	3,911,468	(c)	4,541,015

Total assets	$3,926,687	$689,427		$4,616,114

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$9,370	$0		$9,370
Due to affiliates	5,901	0		5,901

Total liabilities	15,271	0		15,271

Partners’ capital:
Limited partners:
Class A – 1,322,909 units outstanding	3,911,416	638,118	(d)	4,549,534
Class B – 38,551 units outstanding	0	51,309	(d)	51,309
General partners	0	0		0

Total partners’ capital	3,911,416	689,427		4,600,843

Total liabilities and partners’ capital	$3,926,687	$689,427		$4,616,114

(a)	Historical financial information has been obtained from the Registrant’s annual report filed on Form 10-K as of December 31, 2005.
(b)	Reflects the Registrant’s pro rata share of the allocated gain resulting from the sale of 10407 Centurion Parkway North of $689,427 less the Registrant’s pro rata share of the assumed distribution of proceeds resulting from the sale of 10407 Centurion Parkway North of $(3,911,468).
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds resulting from Fund IV-V Associates as a result of the sale of 10407 Centurion Parkway North.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain allocated from the sale of 10407 Centurion Parkway North. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant’s partnership agreement.

See accompanying notes.

F-2

WELLS REAL ESTATE FUND IV, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	4400 Cox Road		10407 Centurion Parkway North	Pro Forma Total
EQUITY IN INCOME (LOSS) OF JOINT VENTURES:	$566,752	$(625,994	) (b)	$24,550 (c)	$(34,692)

EXPENSES:
Partnership administration	91,798	0		0	91,798
Legal and accounting	38,584	0		0	38,584

Total expenses	130,382	0		0	130,382

INTEREST AND OTHER INCOME	52,721	0		0	52,721

NET INCOME (LOSS)	$489,091	$(625,994)		$24,550	$(112,353)

NET INCOME (LOSS) ALLOCATED TO LIMITED PARTNERS:
CLASS A	$412,639	$(552,693)		$42,615	$(97,439)

CLASS B	$76,452	$(73,301)		$(18,065)	$(14,914)

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.31	$(0.41)		$0.03	$(0.07)

CLASS B	$1.98	$(1.90)		$(0.47)	$(0.39)

LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	1,322,909				1,322,909

CLASS B	38,551				38,551

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2005.
(b)	Reflects the reduction of equity in income for the year ended December 31, 2005 of Fund III and Fund IV Associates earned by the Registrant related to 4400 Cox Road, which was sold on June 21, 2005.
(c)	Reflects the reduction of equity in income of Fund IV-V Associates earned by the Registrant related to 10407 Centurion Parkway North for the year ended December 31, 2005. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of 10407 Centurion Parkway if the transaction had occurred on January 1, 2005.

See accompanying notes.

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